      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 15, 2001

                                                       REGISTRATION NO. 333-
                                                       REGISTRATION NO. 333-
                                                       REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                  FORM S-1                                  FORM S-3
        KINDER MORGAN MANAGEMENT, LLC                  KINDER MORGAN, INC.
  (EXACT NAME OF REGISTRANT AS SPECIFIED IN    KINDER MORGAN ENERGY PARTNERS, L.P.
                    CHARTER)                      (EXACT NAME OF REGISTRANT AS
                                                      SPECIFIED IN CHARTER)
                  DELAWARE
       (STATE OR OTHER JURISDICTION OF                       KANSAS
       INCORPORATION OR ORGANIZATION)                       DELAWARE
                                                 (STATE OR OTHER JURISDICTION OF
                 76-0669886                      INCORPORATION OR ORGANIZATION)
   (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
                                                           48-0290000
                    4610                                   76-0380342
 (PRIMARY STANDARD INDUSTRIAL CLASSIFICATION     (I.R.S. EMPLOYER IDENTIFICATION
                  CODE NUMBER)                               NUMBER)
                                                              4923
                                                              4610
                                                  (PRIMARY STANDARD INDUSTRIAL
                                                   CLASSIFICATION CODE NUMBER)

                          ONE ALLEN CENTER, SUITE 1000
                               500 DALLAS STREET
                              HOUSTON, TEXAS 77002
                                 (713) 369-9000
         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
          AREA CODE, OF EACH REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               JOSEPH LISTENGART
                          ONE ALLEN CENTER, SUITE 1000
                               500 DALLAS STREET
                              HOUSTON, TEXAS 77002
                                 (713) 369-9000
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                            ------------------------

                    Please send copies of communications to:

                GARY W. ORLOFF                                  MIKE ROSENWASSER
         BRACEWELL & PATTERSON, L.L.P.                       VINSON & ELKINS L.L.P.
       711 LOUISIANA STREET, SUITE 2900                         666 FIFTH AVENUE
            HOUSTON, TX 77002-2781                             NEW YORK, NY 10103
                (713) 221-1306                                   (917) 206-8000
             (713) 221-2166 (FAX)                             (917) 206-8100 (FAX)

                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this registration statement becomes effective.
                            ------------------------

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]
    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [X]
    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] Registration No. 333-55868, Registration No. 333-55866, Registration No. 333-55866.
    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                            ------------------------

                        CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
                   TITLE OF EACH CLASS OF                      PROPOSED MAXIMUM AGGREGATE
                SECURITIES TO BE REGISTERED                        OFFERING PRICE(1)         AMOUNT OF REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------------
2,616,250 Shares representing limited liability company
  interests(2)..............................................
1,805,555 Shares representing limited liability company
  interests that may be issued in the future as
  distribution(2)...........................................
2,616,250 i-units(3)(4).....................................          $184,210,163                    $46,053
2,616,250 Exchange Feature(5)...............................
2,616,250 Purchase Obligation(5)............................
2,616,250 Common Units(3)...................................
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

(1) Includes 341,250 shares subject to an over-allotment option. Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(a), (i), (n) and (o) of the Securities Act of 1933, as amended.
(2) To be issued by Kinder Morgan Management, LLC.
(3) To be issued by Kinder Morgan Energy Partners, L.P.
(4) The i-units are being registered solely due to the "co-registrant" status of Kinder Morgan Energy Partners, L.P.
(5) To be issued by Kinder Morgan, Inc.

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--------------------------------------------------------------------------------

                    INCORPORATION OF DOCUMENTS BY REFERENCE

     Kinder Morgan Management, LLC, Kinder Morgan Energy Partners, L.P., and Kinder Morgan, Inc. (the "Registrants") are filing these registration statements with the Securities and Exchange Commission (the "Commission"), pursuant to Rule 462(b) under the Securities Act of 1933, as amended. These registration statements incorporate by reference the contents of the registration statements on Forms S-1 and S-3 (Registration Nos. 333-55868 and 333-55866), which were declared effective by the Commission on May 14, 2001, and are being filed for the sole purpose of registering additional securities of the same classes as were included in those registration statements.

                                 CERTIFICATION

     The Registrants hereby certify to the Commission that: (i) they have instructed their bank to transmit the filing fee of $46,053 for the additional securities being registered to the Commission by wire transfer from their account to the Commission's account at Mellon Bank as soon as practicable, but no later than the close of business on May 16, 2001; (ii) they will not revoke those instructions; (iii) they have sufficient funds in the relevant account to cover the amount of such filing fee; and (iv) they will confirm the receipt of their instructions by their bank during regular business hours on May 15, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement on Form S-3 or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on May 14, 2001.

                                          KINDER MORGAN ENERGY PARTNERS, L.P.
                                          (A Delaware Limited Partnership)

                                          By: Kinder Morgan G.P., Inc. as
                                              General Partner

                                              By: /s/ JOSEPH LISTENGART
                                              ----------------------------------
                                                      Joseph Listengart
                                               Vice President, General Counsel
                                                        and Secretary
                            ------------------------

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-3 or amendment thereto has been signed below by the following persons in the indicated capacities on May 14, 2001:

                     SIGNATURE                                             TITLE
                     ---------                                             -----
               /s/ RICHARD D. KINDER                 Director, Chairman of the Board and Chief
---------------------------------------------------    Executive Officer of Kinder Morgan G.P., Inc.
                 Richard D. Kinder                     (Principal Executive Officer)

              /s/ WILLIAM V. MORGAN*                 Director, Vice Chairman of the Board and
---------------------------------------------------    President of Kinder Morgan G.P., Inc.
                 William V. Morgan

              /s/ GARY L. HULTQUIST*                 Director of Kinder Morgan G.P., Inc.
---------------------------------------------------
                 Gary L. Hultquist

              /s/ PERRY M. WAUGHTAL*                 Director of Kinder Morgan G.P., Inc.
---------------------------------------------------
                 Perry M. Waughtal

                /s/ C. PARK SHAPER                   Vice President, Treasurer and Chief Financial
---------------------------------------------------    Officer of Kinder Morgan G.P., Inc. (Principal
                  C. Park Shaper                       Financial Officer and Principal Accounting
                                                       Officer)

          (Constituting a majority of the
                Board of Directors)

            *By: /s/ JOSEPH LISTENGART
   ---------------------------------------------
                 Joseph Listengart
      Attorney-in-fact for persons indicated

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement on Form S-3 or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on May 14, 2001.

                                          KINDER MORGAN, INC.

                                          By: /s/  JOSEPH LISTENGART
                                            ------------------------------------
                                                     Joseph Listengart
                                              Vice President, General Counsel
                                                       and Secretary
                            ------------------------

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-3 or amendment thereto has been signed below by the following persons in the indicated capacities on May 14, 2001:

                     SIGNATURE                                             TITLE
                     ---------                                             -----
            /s/ EDWARD H. AUSTIN, JR.*               Director
---------------------------------------------------
               Edward H. Austin, Jr.

               /s/ STEWART A. BLISS*                 Director
---------------------------------------------------
                 Stewart A. Bliss

               /s/ RICHARD D. KINDER                 Director, Chairman and Chief Executive Officer
---------------------------------------------------    (Principal Executive Officer)
                 Richard D. Kinder

              /s/ WILLIAM V. MORGAN*                 Director, Vice Chairman and President
---------------------------------------------------
                 William V. Morgan

             /s/ EDWARD RANDALL, III*                Director
---------------------------------------------------
                Edward Randall, III

                /s/ C. PARK SHAPER                   Vice President and Chief Financial Officer
---------------------------------------------------    (Principal Financial and Accounting Officer)
                  C. Park Shaper

               /s/ H. A. TRUE, III*                  Director
---------------------------------------------------
                  H. A. True, III

          (Constituting a majority of the
                Board of Directors)

            * By: /s/ JOSEPH LISTENGART
   --------------------------------------------
                 Joseph Listengart
      Attorney-in-fact for persons indicated

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on Form S-1 or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on May 14, 2001.

                                          Kinder Morgan Management, LLC

                                          By: /s/  JOSEPH LISTENGART
                                            ------------------------------------
                                                     Joseph Listengart
                                              Vice President, General Counsel
                                                       and Secretary

                            ------------------------

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-1 or amendment thereto has been signed below by the following persons in the indicated capacities on May 14, 2001:

                     SIGNATURE                                             TITLE
                     ---------                                             -----
               /s/ RICHARD D. KINDER                 Director, Chairman and Chief Executive Officer
---------------------------------------------------    (Principal Executive Officer)
                 Richard D. Kinder

              /s/ WILLIAM V. MORGAN*                 Director, Vice Chairman of the Board and
---------------------------------------------------    President
                 William V. Morgan

              /s/ GARY L. HULTQUIST*                 Director
---------------------------------------------------
                 Gary L. Hultquist

              /s/ PERRY M. WAUGHTAL*                 Director
---------------------------------------------------
                 Perry M. Waughtal

                /s/ C. PARK SHAPER                   Vice President, Treasurer and Chief Financial
---------------------------------------------------    Officer (Principal Financial and Accounting
                  C. Park Shaper                       Officer)

Kinder Morgan, Inc.                                  Director

              By: /s/ C. PARK SHAPER
   ---------------------------------------------
                  C. Park Shaper
                Vice President and
              Chief Financial Officer

          (Constituting a majority of the
                Board of Directors)

            *By: /s/ JOSEPH LISTENGART
   ---------------------------------------------
                 Joseph Listengart
      Attorney-in-fact for persons indicated

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                             DESCRIPTION
-------                            -----------
23.1*      Consent of PricewaterhouseCoopers LLP.
23.2*      Consent of PricewaterhouseCoopers LLP.
23.3*      Consent of PricewaterhouseCoopers LLP.
23.4*      Consent of Arthur Andersen LLP.
23.5*      Consent of Arthur Andersen LLP.
23.6*      Consent of Ernst & Young LLP.

---------------

* Filed herewith.